Washington Federal, Inc.
Fact Sheet
September 30, 2011
($ in Thousands)

Exhibit 99.2
	3/11 QTR		6/11 QTR		9/11 QTR

Loan Loss Reserve - Total	$163,617		$161,098		$157,160
General	107,510		114,158		115,248
Specific	56,107		46,940		41,912
Net Charge-offs (Recoveries) for the Qtr	26,421		23,519		18,539
Non-performing Assets - Total	399,295		394,679		370,294
REO	147,725		132,006		129,175
REHI	29,834		29,921		30,654
Non-accrual	221,736		232,752		210,465
Troubled Debt Restructuring	312,277		363,663		377,496

Regulatory Capital Ratios (excludes holding co.)
Tangible	1,530,254	11.68%	1,536,983	11.82%	1,543,437	11.82%
Core	1,530,254	11.68	1,536,983	11.82	1,543,437	11.82
Risk Based	1,612,264	24.24	1,619,301	24.26	1,624,817	24.68

	3/11 QTR	3/11 YTD	6/11 QTR	3/11 YTD	9/11 QTR	9/11 YTD
Loan Originations - Total	$319,601	$634,892	$353,668	$988,560	$319,030	$1,307,590
Single-Family Residential	136,530	273,564	163,910	437,474	120,428	557,902
Construction - Speculative	30,486	57,374	32,158	89,532	36,510	126,042
Construction - Custom	70,757	122,636	84,273	206,909	82,204	289,113
Land - Acquisition & Development	5,738	9,157	3,439	12,596	2,361	14,957
Land - Consumer Lot Loans	2,824	4,707	3,285	7,992	1,976	9,968
Multi-Family	42,829	76,032	31,579	107,611	15,007	122,618
Commercial Real Estate	3,318	6,284	5,908	12,192	5,928	18,120
Commercial & Industrial	18,443	67,155	22,650	89,805	45,135	134,940
HELOC	8,676	17,764	6,466	24,230	9,481	33,711
Consumer	—	219	—	219	—	219

1 of 10

Washington Federal, Inc.
Fact Sheet
September 30, 2011
($ in Thousands)

	3/11 QTR	3/11 YTD	6/11 QTR	3/11 YTD	9/11 QTR	9/11 YTD
Loan Servicing Fee Income	$1,893	$3,604	$1,684	$5,288	$1,923	$7,211
Other Fee Income	717	1,622	893	2,515	956	3,471
Total Fee Income	2,610	5,226	2,577	7,803	2,879	10,682

	3/11 QTR	3/11 YTD	6/11 QTR	3/11 YTD	9/11 QTR	9/11 YTD
Average Loans	$8,130,199	$8,277,384	$8,063,178	$8,205,982	$8,083,927	$8,175,217
Average Earning Assets	12,448,753	12,498,114	12,350,022	12,448,750	12,441,133	12,446,830
Average Assets	13,412,761	13,457,075	13,343,611	13,418,516	13,407,813	13,422,544
Average Paying Liabilities	11,493,611	11,538,796	11,419,719	11,499,103	11,449,501	11,486,601
Operating Expenses/Average Assets	0.99%	1.00%	1.02%	1.02%	1.02%	1.01%
Efficiency Ratio	31.46	31.43	30.95	31.27	31.39	31.3
Amortization of Intangibles	$367	$747	$355	$1,102	$345	$1,447
Net Interest Margin	3.26%	3.30%	3.44%	3.35%	3.36%	3.35%

Repayments	3/11 QTR	3/11 YTD	6/11 QTR	3/11 YTD	9/11 QTR	9/11 YTD
Loans	$464,326	$1,092,134	$330,981	$1,423,115	$399,013	$1,822,128
MBS	171,883	380,875	110,993	491,868	156,512	648,380

EOP Numbers	3/11 QTR		6/11 QTR		9/11 QTR
Shares Issued and Outstanding	112,074,425		110,438,317		108,976,410

Share repurchase information	3/11 QTR	3/11 YTD	6/11 QTR	3/11 YTD	9/11 QTR	9/11 YTD
Remaining shares auth. for repurchase	2,238,314	2,238,314	10,583,514	10,583,514	9,083,514	9,083,514
Shares repurchased	350,000	650,000	1,654,800	2,304,800	1,500,000	3,804,800
Average share repurchase price	$17.27	$16.26	$15.72	$15.87	$15.37	$15.68

2 of 10

Washington Federal, Inc.
Fact Sheet
September 30, 2011
($ in Thousands)

Tangible Common Book Value	3/11 QTR	6/11 QTR	9/11 QTR
$ Amount	$1,580,670	$1,603,706	$1,650,262
Per Share	14.1	14.52	15.14

# of Employees	1,226	1,215	1,221
Tax Rate - Going Forward	36.00%	36.00%	36.00%

Investments	3/11 QTR	6/11 QTR	9/11 QTR
Available-for-sale:
Agency MBS	$2,566,822	$2,817,485	$3,011,090
Other	338,255	308,925	244,054
	$2,905,077	$3,126,410	$3,255,144
Held-to-maturity:
Agency MBS	$50,760	$47,553	$45,086
Other	1,950	1,950	1,950
	$52,710	$49,503	$47,036

3 of 10

Washington Federal, Inc.
Fact Sheet
September 30, 2011
($ in Thousands)

	AS OF 3/31/11		AS OF 6/30/11		AS OF 9/30/11
Gross Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$6,254,244	75.0%	$6,281,072	74.8%	$6,218,878	74.9%
Construction - Speculative	145,282	1.7	143,964	1.7	140,459	1.7
Construction - Custom	243,739	2.9	270,894	3.2	279,851	3.4
Land - Acquisition & Development	253,377	3.0	230,901	2.8	200,692	2.4
Land - Consumer Lot Loans	174,929	2.1	169,714	2.0	163,146	2.0
Multi-Family	717,533	8.6	717,107	8.6	700,673	8.4
Commercial Real Estate	294,181	3.5	303,023	3.6	303,442	3.7
Commercial & Industrial	74,248	0.9	82,091	1.0	109,332	1.3
HELOC	114,840	1.4	114,676	1.4	115,092	1.4
Consumer	79,184	0.9	73,061	0.9	67,509	0.8
	$8,351,557	100.0%	$8,386,503	100.0%	$8,299,074	100.0%
Less:
ALL	163,617		161,099		157,160
Loans in Process	142,776		164,747		170,229
Deferred Net Origination Fees	36,503		37,047		35,808
	342,896		362,893		363,197
	$8,008,661		$8,023,610		$7,935,877

	AS OF 3/31/11		AS OF 6/30/11		AS OF 9/30/11
Net Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$6,158,837	77.0%	$6,177,329	77.1%	$6,107,499	77.0%
Construction - Speculative	95,319	1.2	92,160	1.1	101,005	1.3
Construction - Custom	137,572	1.7	145,552	1.8	145,934	1.8
Land - Acquisition & Development	199,597	2.5	185,592	2.3	160,028	2.0
Land - Consumer Lot Loans	168,477	2.1	163,151	2.0	156,922	2.0
Multi-Family	706,378	8.8	705,777	8.8	688,694	8.7
Commercial Real Estate	288,266	3.6	296,452	3.7	294,667	3.7
Commercial & Industrial	67,490	0.8	76,652	1.0	103,425	1.3
HELOC	113,208	1.4	113,021	1.4	113,456	1.4
Consumer	73,517	0.9	67,924	0.8	64,247	0.8
	$8,008,661	100.0%	$8,023,610	100.0%	$7,935,877	100.0%

* Excludes covered loans

4 of 10

Washington Federal, Inc.
Fact Sheet
September 30, 2011
($ in Thousands)

	AS OF 3/31/11			AS OF 6/30/11			AS OF 9/30/11
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$4,305,002	49.0%	64	$4,264,738	48.9%	64	$4,261,208	49.1%	64
ID	607,059	6.9	16	594,854	6.8	16	590,595	6.8	16
OR	1,381,836	15.7	28	1,378,798	15.8	28	1,374,167	15.9	28
UT	345,433	3.9	10	345,402	4.0	10	344,655	4.0	10
NV	218,646	2.5	4	219,850	2.5	4	214,057	2.5	4
TX	130,815	1.5	6	127,170	1.5	6	128,361	1.5	6
AZ	1,321,747	15.0	21	1,306,416	15.0	21	1,283,853	14.8	21
NM	479,734	5.5	11	476,462	5.5	11	469,007	5.4	11
Total	$8,790,272	100.0%	160	$8,713,690	100.0%	160	$8,665,903	100.0%	160

	3/11 QTR			6/11 QTR			9/11 QTR
Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$212,752	2.4%		$221,656	2.5%		$235,146	2.7%
NOW (interest)	490,663	5.6		512,457	5.9		543,907	6.3
Savings (passbook/stmt)	244,069	2.8		246,260	2.8		255,396	2.9
Money Market	1,649,127	18.8		1,637,812	18.8		1,627,738	18.8
CD's	6,193,661	70.4		6,095,505	70.0		6,003,716	69.3
Total	$8,790,272	100.0%		$8,713,690	100.0%		$8,665,903	100.0%

Deposits greater than $250,000 - EOP	$893,687			$906,300			$921,462

Brokered Deposits	$—			$—			$—

5 of 10

Washington Federal, Inc.
Fact Sheet
September 30, 2011
($ in Thousands)

	3/11 QTR	6/11 QTR	9/11 QTR
Non-Performing Assets
Non-accrual loans:
Single-Family Residential	$121,535	$129,798	$126,624
Construction - Speculative	20,187	24,539	15,383
Construction - Custom	307	—	635
Land - Acquisition & Development	45,494	51,100	37,339
Land - Consumer Lot Loans	6,470	6,148	8,843
Multi-Family	13,249	7,850	7,664
Commercial Real Estate	12,734	12,186	11,380
Commercial & Industrial	369	257	1,679
HELOC	1,001	590	481
Consumer	390	284	437
Total non-accrual loans	221,736	232,752	210,465
Total REO	147,725	132,006	129,175
Total REHI	29,834	29,921	30,654
Total non-performing assets	$399,295	$394,679	$370,294

Total non-performing assets as a
% of total assets	2.98%	2.96%	2.76%

6 of 10

Washington Federal, Inc.
Fact Sheet
September 30, 2011
($ in Thousands)

Restructured loans:
Single-Family Residential	$238,163	76.2%	$283,445	78.0%	$309,372	82.0%
Construction - Speculative	13,361	4.3	14,922	4.1	15,481	4.1
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	28,430	9.1	32,505	8.9	18,033	4.8
Land - Consumer Lot Loans	9,312	3.0	10,493	2.9	13,124	3.5
Multi-Family	20,583	6.6	19,914	5.5	19,046	5.0
Commercial Real Estate	1,464	0.5	1,449	0.4	1,435	0.4
Commercial & Industrial	886	0.3	857	0.2	828	0.2
HELOC	78	—	78	—	177	—
Consumer	—	—	—	—	—	—
Total restructured loans (2)	$312,277	100.0%	$363,663	100.0%	$377,496	100.0%

(2) Restructured loans were as follows:
Performing	$285,595	91.5%	$297,423	81.8%	$320,018	84.8%
Non-accrual *	26,682	8.5	66,240	18.2	57,478	15.2
* - Included in "Total non-accrual loans" above	$312,277	100.0%	$363,663	100.0%	$377,496	100.0%

7 of 10

Washington Federal, Inc.
Fact Sheet
September 30, 2011
($ in Thousands)

	3/11 QTR		6/11 QTR		9/11 QTR
Net Charge-offs by Category
Single-Family Residential	$7,469		$8,018		$13,897
Construction - Speculative	5,580		169		(263)
Construction - Custom	157		80		—
Land - Acquisition & Development	6,475		11,869		3,043
Land - Consumer Lot Loans	1,224		1,169		801
Multi-Family	(71)		1,100		175
Commercial Real Estate	570		22		245
Commercial & Industrial	3,611		119		103
HELOC	348		386		95
Consumer	1,058		588		443
Total net charge-offs	$26,421		$23,519		$18,539

	3/31/2011		6/30/2011		9/30/2011
SOP 03-3
Accretable Yield	$21,304		$18,682		$37,072
Non-Accretable Yield	214,920		214,920		190,895
Total Contractual Payments	$236,224		$233,602		$227,967

Interest Rate Risk
One Year GAP	(19.0)%		(19.1)%		(16.5)%
NPV post 200 bps shock*	11.15%		9.92%		11.04%
Change in NII after 200 bps shock*	(6.30)%		(7.40)%		(3.30)%

* Assumes no balance sheet management

CD's Repricing	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$1,672,303	1.33%	$1,024,732	1.29%	$1,531,968	1.37%
From 4 to 6 months	1,004,046	1.32	1,512,394	1.39	1,053,840	1.26
From 7 to 9 months	995,236	1.85	768,384	1.58	673,707	1.22
From 10 to 12 months	755,428	1.60	675,834	1.22	677,778	1.21

8 of 10

Washington Federal, Inc.
Fact Sheet
September 30, 2011
Delinquency Summary (excludes covered loans)
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

September 30, 2011
Single-Family Residential	33,288	187	$6,217,670	253	99	544	896	2.69%	$202,207	3.25%
Construction - Speculative	557	207	115,409	2	—	34	36	6.46	8,566	7.42
Construction - Custom	685	216	147,764	—	—	1	1	0.15	635	0.43
Land - Acquisition & Development	233	831	193,613	2	—	27	29	12.45	34,256	17.69
Land - Consumer Lot Loans	1,699	96	163,146	14	11	68	93	5.47	11,297	6.92
Multi-Family	1,163	601	699,340	—	2	6	8	0.69	8,575	1.23
Commercial Real Estate	544	552	300,307	4	—	8	12	2.21	8,292	2.76
Commercial & Industrial	428	255	108,995	1	1	2	4	0.93	2,287	2.10
HELOC	1,817	63	115,092	4	1	6	11	0.61	1,033	0.90
Consumer	12,060	6	67,509	194	94	80	368	3.05	2,075	3.07
	52,474		$8,128,845	474	208	776	1,458	2.78	$279,223	3.43

June 30, 2011
Single-Family Residential	33,727	186	$6,279,632	232	157	515	904	2.68%	$215,645	3.43%
Construction - Speculative	576	200	115,271	6	6	41	53	9.20	13,474	11.69
Construction - Custom	652	226	147,339	1	—	—	1	0.15	635	0.43
Land - Acquisition & Development	283	784	221,967	3	21	41	65	22.97	39,055	17.59
Land - Consumer Lot Loans	1,741	97	169,714	16	9	51	76	4.37	8,508	5.01
Multi-Family	1,190	602	715,875	1	5	5	11	0.92	9,945	1.39
Commercial Real Estate	561	539	302,142	6	4	9	19	3.39	10,450	3.46
Commercial & Industrial	439	187	82,078	4	2	3	9	2.05	294	0.36
HELOC	1,817	63	114,676	5	3	7	15	0.83	1,073	0.94
Consumer	12,804	6	73,061	210	94	66	370	2.89	2,127	2.91
	53,790		$8,221,756	484	301	738	1,523	2.83	$301,206	3.66

March 31, 2011
Single-Family Residential	33,726	185	$6,252,956	257	157	467	881	2.61%	$208,529	3.33%
Construction - Speculative	586	201	117,561	7	—	51	58	9.90	11,039	9.39
Construction - Custom	605	230	139,186	—	1	1	2	0.33	1,519	1.09
Land - Acquisition & Development	380	646	245,523	4	8	44	56	14.74	19,879	8.10
Land - Consumer Lot Loans	1,774	99	174,929	14	8	50	72	4.06	9,276	5.30
Multi-Family	1,199	598	717,285	4	—	7	11	0.92	15,492	2.16
Commercial Real Estate	606	484	293,079	8	1	12	21	3.47	5,885	2.01
Commercial & Industrial	598	124	74,240	9	6	6	21	3.51	606	0.82
HELOC	1,980	58	114,840	8	3	16	27	1.36	2,353	2.05
Consumer	13,652	6	79,184	219	110	77	406	2.97	2,301	2.91
	55,106		$8,208,783	530	294	731	1,555	2.82	$276,879	3.37

9 of 10

Washington Federal, Inc.
Fact Sheet
September 30, 2011
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	March 31, 2011			June 30, 2011			September 30, 2011

	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate

Assets
Loans and covered loans	$8,596,325	$128,634	6.07%	$8,488,518	$127,736	6.04%	$8,476,006	$127,943	5.99%
Mortgage-backed securities	2,527,106	26,163	4.20	2,765,274	30,529	4.43	2,783,572	27,822	3.97
Cash & Investments	1,173,572	3,740	1.29	944,478	3,264	1.39	1,029,802	3,208	1.24
FHLB stock	151,750	2	0.01	151,752	2	0.01	151,753	2	0.01

Total interest-earning assets	12,448,753	158,539	5.16%	12,350,022	161,531	5.25%	12,441,133	158,975	5.07%
Other assets	964,008			993,589			966,680

Total assets	$13,412,761			$13,343,611			$13,407,813

Liabilities and Equity
Customer accounts	$8,829,887	29,450	1.35%	$8,756,538	27,581	1.26%	$8,708,928	26,070	1.19%
FHLB advances	1,863,724	20,170	4.39	1,863,181	20,371	4.39	1,940,573	20,858	4.26
Other borrowings	800,000	7,364	3.73	800,000	7,447	3.73	800,000	7,529	3.73

Total interest-bearing liabilities	11,493,611	56,984	2.01%	11,419,719	55,399	1.95%	11,449,501	54,457	1.89%
Other liabilities	71,404			83,229			86,422

Total liabilities	11,565,015			11,502,948			11,535,923
Stockholders’ equity	1,847,746			1,840,663			1,871,890

Total liabilities and equity	$13,412,761			$13,343,611			$13,407,813

Net interest income		$101,555			$106,132			$104,518

Net interest margin (1)			3.26%			3.44%			3.36%

(1) Net interest income divided by average interest-earning assets

10 of 10